EXHIBIT 32.2

Certification of Principal Financial Officer pursuant to 18 U.S.C. Section 1350

I hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge on the date hereof, that the accompanying Quarterly Report on Form 10-Q of WSB Holdings, Inc. (“WSB”) for the quarterly period ended June 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and that the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of WSB.

By:	/s/ Randall M. Robey
Randall M. Robey
Sr. Vice President
and Chief Financial Officer

August 13, 2008